UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 13, 2010

Carnival Corporation (Exact name of registrant as specified in its charter)	Carnival plc (Exact name of registrant as specified in its charter)
Republic of Panama (State or other jurisdiction of incorporation)	England and Wales (State or other jurisdiction of incorporation)
1-9610 (Commission File Number)	1-15136 (Commission File Number)
59-1562976 (I.R.S. Employer Identification No.)	98-0357772 (I.R.S. Employer Identification No.)
3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America (Address of principal executive offices) (Zip code)	Carnival House, 5 Gainsford Street, London SE1 2NE, United Kingdom (Address of principal executive offices) (Zip code)
(305) 599-2600 (Registrant’s telephone number, including area code)	011 44 20 7940 5381 (Registrant’s telephone number, including area code)
None (Former name or former address, if changed since last report.)	None (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.07 – Submission of Matters to a Vote of Security Holders.
 The annual meetings of shareholders of Carnival Corporation and Carnival plc were held on April 13, 2010 (the “Annual Meetings”).  On all matters which came before the Annual Meetings, holders of Carnival Corporation common stock and Carnival plc ordinary shares were entitled to one vote for each share held.  Proxies for 603,549,830 shares entitled to vote were received in connection with the Annual Meetings.
The matters which were submitted to Carnival Corporation and Carnival plc’s shareholders for approval at the Annual Meetings and the tabulation of the final votes with respect to each such matter were as follows:

Director Elections.

Proposal		Votes For	Votes Against	Abstentions	Broker Non-Votes
1.	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc.	563,568,165	19,447,257	963,779	19,569,430
2.	To elect Sir Jonathon Band as a director of Carnival Corporation and Carnival plc.	581,254,164	2,528,700	196,339	19,569,430
3.	To re-elect Robert H. Dickinson as a director of Carnival Corporation and Carnival plc.	536,702,155	46,726,548	550,499	19,569,430
4.	To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc.	542,244,834	12,488,317	29,246,050	19,569,430
5.	To re-elect Pier Luigi Foschi as a director of Carnival Corporation and Carnival plc.	569,635,765	14,136,758	206,679	19,569,430
6.	To re-elect Howard S. Frank as a director of Carnival Corporation and Carnival plc.	573,603,616	10,181,702	193,885	19,569,430
7.	To re-elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc.	540,131,031	14,504,912	29,343,258	19,569,430
8.	To re-elect Modesto A. Maidique as a director of Carnival Corporation and Carnival plc.	518,927,800	35,700,909	29,350,492	19,569,430
9.	To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc.	557,778,963	25,999,692	200,546	19,569,430
10.	To re-elect Peter G. Ratcliffe as a director of Carnival Corporation and Carnival plc.	572,565,713	11,214,679	198,809	19,569,430
11.	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc.	540,146,755	42,853,446	979,001	19,569,430
12.	To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc.	577,554,149	6,225,296	199,756	19,569,430
13.	To re-elect Randall J. Weisenburger as a director of Carnival Corporation and Carnival plc.	573,133,814	10,645,930	200,656	19,569,430
14.	To re-elect Uzi Zucker as a director of Carnival Corporation and Carnival plc.	536,776,169	46,226,875	976,158	19,569,430

        Other Matters.

15.	To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for Carnival Corporation.	600,138,812	3,235,417	174,404	0
16.	To authorize the Audit Committee of Carnival plc to agree the remuneration of the independent auditors of Carnival plc.	601,169,219	2,180,942	198,472	0
17.	To receive the UK accounts and reports of the directors and auditors of Carnival plc for the year ended November 30, 2009.	598,187,948	3,432,358	1,928,325	0
18.	To approve the directors’ remuneration report of Carnival plc for the year ended November 30, 2009.	519,541,078	82,898,829	1,108,725	0
19.	To approve the giving of authority for the allotment of new shares by Carnival plc.	566,873,925	12,570,773	4,534,504	19,569,430
20.	To approve disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc.	577,854,597	5,843,309	281,297	19,569,430
21.	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market.	581,197,678	348,564	2,432,961	19,569,430
22.	To consider a shareholder proposal.	122,837,637	457,828,784	3,312,780	19,569,430

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc
By:	/s/ Arnaldo Perez	By:	/s/ Arnaldo Perez
Name:	Arnaldo Perez	Name:	Arnaldo Perez
Title:	Senior Vice President, General Counsel & Secretary	Title:	Senior Vice President, General Counsel & Company Secretary
Date:	April 19, 2010	Date:	April 19, 2010